UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2026

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On August 4, 2026, ONEOK, Inc. (“Legacy ONEOK”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with BofA Securities, Inc. (the “Manager”) and Bank of America, N.A. (the “Forward Purchaser”), pursuant to which Legacy ONEOK may offer and sell up to $1,000,000,000 aggregate offering price of shares of Legacy ONEOK common stock, par value $0.01 per share (the “Shares”), from time to time through the Manager, acting as agent and/or principal (the “Offering”). A copy of the Equity Distribution Agreement was filed as Exhibit 1.1 to the Quarterly Report on Form 10-Q filed by Legacy ONEOK on August 4, 2026. The Shares were initially offered pursuant to Legacy ONEOK’s shelf registration statement on Form S-3 (Registration No. 333-296919), which was filed with the SEC on June 18, 2026, which became effective immediately upon filing (the “Registration Statement”). On September 10, 2026, ONEOK, Inc., an Oklahoma corporation and successor issuer to Legacy ONEOK (“ONEOK”), filed Post-Effective Amendment No. 1, pursuant to which ONEOK assumed Legacy ONEOK’s obligations under the Registration Statement. This Current Report on Form 8-K is being filed to provide exhibits to be incorporated by reference into the Registration Statement.

On September 15, 2026, ONEOK, ONEOK, L.L.C., an Oklahoma limited liability company and an indirect subsidiary of ONEOK, the Manager and the Forward Purchaser entered into an amendment to the Equity Distribution Agreement (“Amendment No. 1”) to update defined terms and certain other references to reflect the corporate structure following a series of reorganization transactions. Pursuant to Amendment No. 1, ONEOK assumed Legacy ONEOK’s obligations thereunder. A copy of Amendment No. 1 is filed as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 15, 2026, ONEOK issued a press release announcing the early results of its cash tender offer of its outstanding debt securities of the 20 series listed in the Offer to Purchase, dated August 30, 2026.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On September 15, 2026, ONEOK issued a press release announcing the pricing of its cash tender offer of its outstanding debt securities of the 20 series listed in the Offer to Purchase, dated August 30, 2026.

A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

The information included in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information included in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Amendment No. 1 to the Equity Distribution Agreement, dated September 15, 2026, among ONEOK, L.L.C., ONEOK, Inc., BofA Securities, Inc., as sales agent, principal and/or forward seller, and Bank of America, N.A., as forward purchaser.

5.1	Opinion of GableGotwals in respect of sales contemplated by Amendment No. 1 to the Equity Distribution Agreement dated September 15, 2026.

23.1	Consent of GableGotwals (included in Exhibit 5.1 hereto).

99.1	Press Release, dated as of September 15, 2026.

99.2	Press Release, dated as of September 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. ONEOK agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: September 15, 2026	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development